Exhibit 32

CORTRONIX BIOMEDICAL ADVANCEMENT TECHNOLOGIES INC.

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cortronix Biomedical Advancement Technologies Inc.. (the “Company”) on Form 10-Q for the period ended November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yoel Palomino as Chief Executive Officer, President (Principal Executive Officer), Secretary, Treasurer, Chief Financial Officer (Principal Financial Officer) and director of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 22, 2013	By:	/s/ Yoel Palomino
	Name:	Yoel Palomino
	Title:	President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer (Principal Executive Officer and Principal Financial Officer) and Director

A signed original of this written statement required by Section 1350 of Title 18 of the United States Code has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 1350 of Title 18 of the United States Code and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Report and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Report, irrespective of any general incorporation language contained in such filing.)